Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Bond VIP

Thomas M. Farina and Gregory M. Staples have been added as portfolio managers of the fund and, together with Gary Russell and John D. Ryan, are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Bond VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of December 31, 2015:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Thomas M. Farina	$0	$100,001 - $500,000
Gregory M. Staples	$0	$0
Gary Russell	$0	$100,001 - $500,000
John D. Ryan	$0	$50,001 - $100,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	1	$195,609,627	0	$0
Gregory M. Staples	1	$195,609,627	0	$0
Gary Russell	16	$5,502,934,667	0	$0
John D. Ryan	11	$5,586,999,960	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	1	$31,561,401	0	$0
Gregory M. Staples	0	$0	0	$0
Gary Russell	0	$0	0	$0
John D. Ryan	0	$0	0	$0

March 8, 2016

SAISTKR-241

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas M. Farina	46	$18,530,355,025	0	$0
Gregory M. Staples	224	$32,957,892,073	0	$0
Gary Russell	4	$681,850,143	0	$0
John D. Ryan	0	$0	0	$0

Please Retain This Supplement for Future Reference